Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT is dated and effective as of March 31, 2008 (the "Second Amendment"), by and among LHC GROUP, INC., a Delaware corporation (the "Borrower"), and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Agent") for the Lenders, and the LENDERS that are signatory parties hereto.

                                R E C I T A L S:

         1. The Borrower, the Agent, and the Lenders, have entered into a Credit Agreement dated as of February 20, 2008, as amended by First Amendment thereto dated as of March 6, 2008 (as so amended, the "Agreement"), pursuant to which the Lenders established a Line of Credit in favor of the Borrower.

         2. The parties hereto desire to amend further the Agreement for the purpose of increasing the Swing Line.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, do hereby further amend the Agreement and agree as follows:

         A. Defined Terms. Capitalized terms used herein which are defined in the Agreement (or used in the Agreement), are used herein with such defined meanings or usage, except as may be expressly set forth in this Second Amendment.

         B.    Revision to Defined Terms.

         1. The definition of the term "Swing Line" contained in Section 1.1 of the Agreement is hereby deleted and restated as follows:

               "Swing Line" shall mean all Swing Line loans, up to a total maximum aggregate principal amount of $7,500,000.00, made to Borrower by the Swing Line Lender.

         2. The following new definitions are hereby added to Section 1.1 of the Agreement:

               "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of March 6, 2008 by and among Borrower, Agent and the Lenders.

               "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of March 31, 2008 by and among Borrower, Agent and the Lenders.

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         C.    Revision of Section 2.3. Section 2.3 of the Agreement is hereby amended such that the reference to "$2,000,000" in the fourth line of Section
2.3 is replaced with "$7,500,000.00."

         D. Representations; No Default. On and as of the date of this Second Amendment, and after giving effect to this Second Amendment, the Borrower confirms, reaffirms, and restates the representations and warranties set forth in the Agreement and the Loan Documents; provided, that each reference to the Agreement herein shall be deemed to include the Agreement as amended by this Second Amendment.

         E. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all legal fees and expenses of counsel to the Agent in connection with the transactions contemplated by this Second Amendment.

         F. AMENDMENTS. THE AGREEMENT AND THE SECOND AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:ss.1121, ET SEQ. THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS SET FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS AMONG THE BORROWER, THE AGENT, AND THE LENDERS, WITH RESPECT TO THE MATTERS HEREIN AND THEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, CANNOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED AS PROVIDED IN THE AGREEMENT.

         G. Waiver of Defenses. In consideration of the Lender's execution of this Second Amendment, the Borrower hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness arising under the Agreement and owed by any of them to the Lenders that may exist as of the date of execution of this Second Amendment.

         H. Governing Law: Counterparts. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Second Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

         I. Continued Effect. Except as expressly modified herein, the Agreement, as amended by this Second Amendment, shall continue in full force and effect. The Agreement, as amended by this Second Amendment, is hereby ratified and confirmed by the parties hereto.

         J. Resolutions/Consents. The Borrower hereby certifies to the Agent that all resolutions and consents of the Borrower previously delivered to the Agent in connection with the Agreement remain in effect.


           (The remainder of this page was intentionally left blank.)

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            Borrower:

                                            LHC GROUP, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:  John L. Indest
                                            Title: President


                                            Agent:

                                            CAPITAL ONE, NATIONAL ASSOCIATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            Lenders:

                                            CAPITAL ONE, NATIONAL ASSOCIATION

Line of Credit                              By:
                                               ---------------------------------

Loan Commitment:  $25,000,000.00               Name:
                                                    ----------------------------
Commitment Percentage  66.667%                 Title:
                                                     ---------------------------


                                            FIRST TENNESSEE BANK, N.A.

Line of Credit                              By:
                                               ---------------------------------

Loan Commitment:  $12,500,000.00               Name:
                                                    ----------------------------
Commitment Percentage  33.333%                 Title:
                                                     ---------------------------

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                                     CONSENT
                                     -------

         Each of the undersigned Guarantors hereby consents to the foregoing Second Amendment to Credit Agreement as of March 31, 2008 by and among LHC Group, Inc., Capital One, National Association, as Administrative Agent, and the Lenders.

         Dated as of March 31, 2008.



HOME CARE PLUS, INC.

By:  ____________________________
Name:  John L. Indest
Title: Secretary

DIABETES SELF MANAGEMENT CENTER, INC.

By:  ____________________________
Name:  John L. Indest
Title: Secretary

ABLE HOME HEALTH, INC.

By:  ____________________________
Name:  John L. Indest
Title: Secretary

ABLE HOME HEALTH, INC.

By:  ____________________________
Name:  John L. Indest
Title: Secretary


                  [Signatures Continue on the Following Pages]

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ACADIAN HOME HEALTH CARE SERVICES, L.L.C.
AHCG MANAGEMENT, LLC
ALABAMA HEALTH CARE GROUP, LLC
HOME NURSING CARE, L.L.C.
HOMECARE MANAGEMENT GROUP, LLC
LHC GROUP PHARMACEUTICAL SERVICES, L.L.C.
LHCG-II, L.L.C.
LHCG VI, LLC
LHCG VII, L.L.C.
LHCG IX, L.L.C.
LHCG XI, LLC
LOUISIANA EXTENDED CARE HOSPITAL OF ARCADIA, LLC
LOUISIANA EXTENDED CARE HOSPITAL OF WEST MONROE, LLC
LOUISIANA HEALTH CARE GROUP, L.L.C.
LOUISIANA HOMECARE OF HAMMOND, LLC
LOUISIANA HOMECARE OF NEW ORLEANS, L.L.C.
LOUISIANA HOSPICE AND PALLIATIVE CARE, L.L.C.
LOUISIANA PHYSICAL THERAPY, L.L.C.
MHCG OF JACKSON, LLC
MISSISSIPPI HEALTH CARE GROUP, L.L.C.
MISSISSIPPI HOMECARE, L.L.C.
MISSISSIPPI HOMECARE OF NATCHEZ, LLC
NORTH CAROLINA HEALTH CARE GROUP, LLC
OAK SHADOWS OF JENNINGS, L.L.C.
OAK ARBOR OF JENNINGS, LLC
OAK ARBOR OF SUNSET, LLC
OKLAHOMA HEALTH CARE GROUP, LLC
PICAYUNE HOMECARE, L.L.C.
ST. JAMES HOMECARE, L.L.C.
TEXAS HEALTH CARE GROUP, L.L.C.
TEXAS HEALTH CARE GROUP HOLDINGS, L.L.C.
TEXAS HEALTH CARE GROUP OF LONGVIEW, L.L.C.
TEXAS HEALTH CARE GROUP OF TEXARKANA, L.L.C.
WEST VIRGINIA HEALTH CARE GROUP, LLC

By:  LHC Group, Inc., as manager

By:  ____________________________
Name:  John L. Indest
Title: President


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LHCG X, L.L.C.
LHCG XIV, L.L.C.
GEORGIA HEALTH CARE GROUP, L.L.C.
TENNESSEE HEALTH CARE GROUP, LLC
LHC HEALTH CARE GROUP OF FLORIDA, LLC
MISSOURI HEALTH CARE GROUP, LLC
KENTUCKY HEALTH CARE GROUP, LLC
LHC HOMECARE-LIFELINE, LLC
LHC HOMECARE, LLC
LHC REAL ESTATE I, LLC
SOUTH CAROLINA HEALTH CARE GROUP, LLC
VIRGINIA HEALTH CARE GROUP, LLC
PALMETTO EXPRESS, L.L.C.
LEAF RIVER HOME HEALTH CARE, LLC

By:  LHC Group, Inc., as manager

By:  ____________________________
Name:  John L. Indest
Title: President

ARKANSAS HEALTH CARE GROUP, LLC
MENA MEDICAL CENTER HOME HEALTH, L.L.C.
MENA MEDICAL CENTER HOSPICE, L.L.C.
DALLAS COUNTY MEDICAL CENTER HOMECARE, L.L.C.
EUREKA SPRINGS HOSPITAL HOME CARE, LLC
EUREKA SPRINGS HOSPITAL HOSPICE, LLC
ARKANSAS HOMECARE OF FORREST CITY, LLC
PATIENT'S CHOICE HOSPICE, LLC

By:  AHCG Management, LLC, their manager

By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President


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ACADIAN PREMIERE REGIONAL NURSING, LLC
HOMECARE MANAGEMENT GROUP, LLC

By:  Louisiana Health Care Group, L.L.C., its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

ROANE HOMECARE, LLC
WETZEL COUNTY HOMECARE, LLC

By:  West Virginia Health Care Group, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

ARKANSAS HOMECARE OF FULTON, LLC

By:  Arkansas Health Care Group, LLC, its member

By:  AHCG Management, LLC, as manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

FLOYD HOMECARE, LLC

By:  Georgia Health Care Group, L.L.C., its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President


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LIFELINE HOME HEALTH CARE OF UNION CITY, LLC

By:  Tennessee Health Care Group, LLC, its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

LIFELINE OF WEST TENNESSEE, LLC
LIFELINE HOME HEALTH CARE OF SPRINGFIELD, LLC

By:  Tennessee Health Care Group, LLC, their member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

LIFELINE HOME HEALTH CARE OF LAKELAND, LLC
LIFELINE HOME HEALTH CARE OF MARATHON, LLC
LIFELINE HOME HEALTH CARE OF PORT CHARLOTTE, LLC
LHC HOMECARE, LLC
LIFELINE HOME HEALTH CARE OF SEBRING, LLC
LIFELINE HOME HEALTH CARE OF ST. PETERSBURG, LLC

By:  LHC Health Care Group of Florida, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

MISSOURI HOMECARE, LLC
SOUTHWEST MISSOURI HOMECARE, LLC

By:  Missouri Health Care Group, L.L.C., as member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President


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LIFELINE HOME HEALTH CARE OF BOWLING GREEN, LLC
LIFELINE HOME HEALTH CARE OF LEXINGTON, LLC
LIFELINE HOME HEALTH CARE OF RUSSELLVILLE, LLC
LIFELINE HOME HEALTH CARE OF SOMERSET, LLC
LIFELINE PRIVATE DUTY SERVICES OF KENTUCKY, LLC

By:  LHC HomeCare-Lifeline, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

LIFELINE HOME HEALTH CARE OF FULTON, LLC
LIFELINE HOME HEALTH CARE OF HOPKINSVILLE, LLC

By:  Kentucky Health Care Group, LLC, its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

LHC HOMECARE, LLC

By:  North Carolina Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

LHC HOMECARE, LLC

By:  Oklahoma Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President


                  [Signatures Continue on the Following Pages]

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SOUTH CAROLINA HOMECARE, LLC

By:  South Carolina Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President

VIRGINIA HOMECARE, LLC

By:  Virginia Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  John L. Indest
Title: President






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